                                                                    EXHIBIT 10.4


                     THIRD AMENDMENT TO US CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO US CREDIT AGREEMENT (herein called this "Amendment") made as of July 31, 2001 by and among Devon Energy Corporation, a Delaware corporation ("US Borrower"), Bank of America, N.A., individually and as administrative agent ("US Agent"), and the US Lenders party to the Original Agreement defined below ("US Lenders").

                                   WITNESSETH:

         WHEREAS, US Borrower, US Agent and US Lenders entered into that certain US Credit Agreement dated as of August 29, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby US Lenders became obligated to make loans to US Borrower as therein provided;

         WHEREAS, US Borrower, US Agent and US Lenders desire to amend the Original Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by US Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.

                  "Amendment" means this Third Amendment to US Credit Agreement.

                  "US Agreement" means the Original Agreement as amended hereby.



                                          Third Amendment to US Credit Agreement

                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms.

         (a) The definition of "ERISA Plan" in Annex I of the Original Agreement is hereby amended in its entirety to read as follows:

                  "'ERISA Plan' means any employee pension benefit plan (other than a Multiemployer Plan) subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Restricted Person has a fixed or contingent liability."

         (b) The definition of "Permitted Liens" in Annex I of the Original Agreement is hereby amended by deleting subsection (w) thereof and adding the following new subsections (w) and (x) in lieu thereof:

                  "(w) Liens on Margin Stock.

                  (x) in addition to Liens permitted by clauses (a) through (w) above, Liens on property or assets if the aggregate Indebtedness secured thereby does not exceed US $50,000,000."

         (c) The definition of "Termination Event" in Annex I of the Original Agreement is hereby amended in its entirety to read as follows:

                  "'Termination Event' means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA; or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (c) a complete or partial withdrawal by any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; or (d) the filing of a notice of intent to terminate any ERISA Plan or Multiemployer Plan or the treatment of any ERISA Plan amendment or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA; or (e) the institution of proceedings to terminate any ERISA Plan or Multiemployer Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA; or (f) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan or Multiemployer Plan."

         (d) The definition of "Total Capitalization" in Annex I of the Original Agreement is hereby amended in its entirety to read as follows:


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                                          Third Amendment to US Credit Agreement
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                  "'Total Capitalization' means the sum (without duplication) of
         (i) US Borrower's Consolidated Total Funded Debt plus (ii) US
         Borrower's Consolidated shareholder's equity plus (iii) 60% of the outstanding balance of the Devon Trust Securities. Total Capitalization shall be calculated excluding non-cash write-downs and related charges which are required under Rule 4-10 (Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975) of Regulation S-X promulgated by Securities and Exchange Commission Regulation, or by US GAAP."

         (e) The first sentence of the definition of "Unrestricted Subsidiary" in Annex I of the Original Agreement is hereby amended in its entirety to read as follows (it being understood that the last sentence thereof and the list of Unrestricted Subsidiaries set forth therein are not being modified by this Amendment):

                  "'Unrestricted Subsidiary' means any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization (i) which is listed below in this definition, or (ii) in which US Borrower did not own an interest (directly or indirectly) as of August 29, 2000, which thereafter became a Subsidiary of US Borrower and which, within 90 days after becoming a Subsidiary of US Borrower, is designated as an Unrestricted Subsidiary by US Borrower to US Agent; provided that in the event any such Subsidiary becomes a Material Subsidiary at any time, such Subsidiary shall cease to be an Unrestricted Subsidiary at such time and shall automatically become a Restricted Subsidiary."

         (f) The following defined terms are hereby added to Annex I of the Original Agreement in alphabetical order:

                  "'Disclosure Report' means a written notice given by US Borrower to all Lender Parties or a certificate given by the Senior Vice President-Finance or the Treasurer of US Borrower under Sections 6.2(a) and (b)."

                  "'Multiemployer Plan' means a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any ERISA Affiliate is making or is obligated to make contributions or, during the five preceding plan years, has made or has been obligated to make contributions."

                  "'Margin Stock' means 'margin stock' as defined in Reg U."

                  "'Material Subsidiary' means a Subsidiary of US Borrower which owns assets having a book value that exceeds ten percent (10%) of the book value of US Borrower's Consolidated assets."

                  "'Reg U' means Regulation U promulgated by the Board of Governors of the Federal Reserve System."

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                                          Third Amendment to US Credit Agreement
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         Section 2.2. Use of Proceeds. Section 1.4 of the Original Agreement is
hereby amended in its entirety to read as follows:

                  "Section 1.4. Use of Proceeds. US Borrower shall use all US Loans made under this Agreement to refinance existing indebtedness (including any commercial paper issued by or for the account of US Borrower), to finance capital expenditures, to refinance Matured US LC Obligations outstanding under this Agreement, and to provide working capital for its operations and for other general business purposes. US Borrower shall use all Letters of Credit for its general corporate purposes. If any US Loan is used for a purpose which is governed by Reg U, US Borrower shall comply with Reg U in all respects. US Borrower represents and warrants that US Borrower is not engaged principally, or as one of US Borrower's important activities, in the business of extending credit to others for the purpose of purchasing or carrying Margin Stock."

         Section 2.3. Default Rate. Section 1.5(f) of the Original Agreement is hereby amended in its entirety to read as follows:

                  "(f) All US Loans. All past due principal of and past due interest on the US Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues."

         Section 2.4. Conditions Precedent. Section 4.3(c) of the Original Agreement is hereby deleted.

         Section 2.5. Representations and Warranties; Litigation and ERISA Plans and Liabilities. Sections 5.2, 5.7 and 5.8 of the Original Agreement are hereby amended in their entirety to read as follows:

                  "Section 5.2 Organization and Good Standing. Each of US Borrower and the Material Subsidiaries is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each of US Borrower and the Material Subsidiaries is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where failure to so qualify would not have a Material Adverse Effect. Each of US Borrower and the Material Subsidiaries has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures desirable except where failure to so qualify would not have a Material Adverse Effect.

                  Section 5.7. Litigation. Except as disclosed in the Initial Financial Statements, in the financial statements delivered to Agent and Lenders pursuant to Section 6.2, in the Disclosure Schedule or in a Disclosure Report, there are no actions, suits or legal,

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                                          Third Amendment to US Credit Agreement
         equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Restricted Person threatened, against any Restricted Person before any Tribunal which would reasonably be expected to have a Material Adverse Effect, and there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Restricted Person which would reasonably be expected to have a Material Adverse Effect.

                  Section 5.8. ERISA Plans and Liabilities. All currently existing ERISA Plans and Multiemployer Plans are listed in the Disclosure Schedule or in a Disclosure Report. Except as disclosed in the Initial Financial Statements, in the Disclosure Schedule or in a Disclosure Report, no Termination Event has occurred with respect to any ERISA Plan or any Multiemployer Plan and all ERISA Affiliates are in compliance with ERISA in all material respects. Except as set forth in the Disclosure Statement or in a Disclosure Report, (i) no "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code) exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, (ii) the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans would not reasonably be expected to exceed US $125,000,000, and
         (iii) the total present value of all unfunded benefit liabilities within the meaning of Title IV of ERISA of all ERISA Plans (based upon the actuarial assumptions used to fund each such Plan) did not, as of the respective annual valuation dates for the most recently ended plan year of each such Plan, exceed US $125,000,000."

         Section 2.6. Representations and Warranties; Names and Places of Business. Section 5.10 of the Original Agreement is hereby deleted in its entirety.

         Section 2.7. Representations and Warranties; US Borrower's Subsidiaries; Title to Properties; Licenses. Sections 5.11 and 5.12 of the Original Agreement are hereby amended in their entirety to read as follows:

                  "Section 5.11. US Borrower's Subsidiaries. US Borrower does not presently have any Material Subsidiary except those listed in the Disclosure Schedule or in a Disclosure Report (it being understood that inclusion of a Subsidiary on the Disclosure Schedule does not mean that such Subsidiary is a Material Subsidiary). US Borrower owns, directly or indirectly, the equity interest in each of its Material Subsidiaries which is indicated in the Disclosure Schedule or in a Disclosure Report.

                  Section 5.12. Title to Properties; Licenses. Each Restricted Person has good and defensible title to all of its material properties and assets, free and clear of all Liens other than Permitted Liens and of all impediments to the use of such properties and assets in such Restricted Person's business except to the extent failure to have such title would not have a Material Adverse Effect. Each Restricted Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property) which are necessary to carry out its business as presently conducted and as presently proposed to be

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                                          Third Amendment to US Credit Agreement
         conducted hereafter except to the extent failure to possess such licenses, permits, franchises, and intellectual property would not have a Material Adverse Effect, and no Restricted Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property except to the extent any such violation would not have a Material Adverse Effect."

         Section 2.8. Representations and Warranties; Insider. Section 5.14 of the Original Agreement is hereby deleted in its entirety.

         Section 2.9. Notice of Material Events and Change of Address. Section
6.4 of the Original Agreement is hereby amended to replace all references therein to the amount of "$100,000,000" to "$125,000,000", to delete the last sentence of such section, and to amend clause (d) thereof in its entirety to read as follows:

                  "(d) the occurrence of any Termination Event which could reasonably be expected to cause (i) the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans to exceed US $125,000,000, or (ii) the aggregate Liabilities of the ERISA Affiliates to ERISA Plans to exceed $125,000,000."

         Section 2.10. Environmental Matters. Section 6.12(b) of the Original Agreement is hereby amended to replace the reference therein to the amount of "$100,000,000" to "$125,000,000."

         Section 2.11. Indebtedness. Subsections (b) and (m) of Section 7.1 of the Original Agreement are hereby amended in their entirety to read as follows:

                  "(b) capital lease obligations (excluding oil, gas or mineral leases) entered into in the ordinary course of such Restricted Person's business in arm's length transactions at competitive market rates under competitive terms and conditions in all respects, provided that such capital lease obligations required to be paid in any Fiscal Year do not in the aggregate exceed US $50,000,000 for all Restricted Subsidiaries.

                  (m) miscellaneous items of Indebtedness of all Restricted Persons (other than US Borrower) not described in subsections (a) through (m) which do not in the aggregate exceed US $400,000,000 in principal amount at any one time outstanding."

         Section 2.12. Limitation on Restricted Payments. Section 7.5 of the Original Agreement is hereby deleted.

         Section 2.13. Prohibited Contracts. Section 7.7 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.7. Prohibited Contracts; ERISA. Except as expressly provided for in the US Loan Documents, the Support Agreement dated December 10, 1998 between the US Borrower and Northstar Energy, the Santa Fe Snyder Indentures, and documents and

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                                          Third Amendment to US Credit Agreement
         instruments evidencing or governing Acquired Debt, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Restricted Person that is a Subsidiary of US Borrower to pay dividends or make other distributions to US Borrower, to redeem equity interests held in it by US Borrower, to repay loans and other indebtedness owing by it to US Borrower, or to transfer any of its assets to US Borrower."

         Section 2.14. Events of Default. Subsection (c), (e) and (f) of Section
8.1 of the Original Agreement are hereby amended in their entirety to read as follows:

                  "(c) Any Restricted Person fails (other than as referred to in subsections (a) or (b) above) to (i) duly comply with Section 1.4 or
         Section 7.4(b) of the US Agreement or (ii) duly observe, perform or comply with any other covenant, agreement, condition or provision of any US Loan Document, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by US Agent to US Borrower;

                  (e) Any Restricted Person fails to duly pay any Indebtedness in excess of US $125,000,000 constituting principal or interest owed by it with respect to borrowed money or money otherwise owed under any note, bond, or similar instrument, or (ii) breaches or defaults in the performance of any agreement or instrument by which any such Indebtedness is issued, evidenced, governed, or secured, other than a breach or default described in clause (i) above, and any such failure, breach or default results in the acceleration of such Indebtedness; provided that notwithstanding any provision of this subsection (e) to the contrary, to the extent that the terms of any such agreement or instrument governing the sale, pledge or disposal of Margin Stock or utilization of the proceeds of such Indebtedness in connection therewith would result in such acceleration and in a Default or an Event of Default under this Agreement, and would cause this Agreement or any US Loan to be subject to the margin requirements or any other restriction under Reg U, then such acceleration shall not constitute a Default or Event of Default under this subsection (e);

                  (f) Either of the following occurs: (i) a Termination Event occurs and the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans would reasonably be expected to exceed US $125,000,000, or (ii) a Termination Event occurs and the total present value of all unfunded benefit liabilities within the meaning of Title IV of ERISA of all ERISA Plans (based upon the actuarial assumptions used to fund each such Plan) would reasonably be expected to exceed US $125,000,000";

         Section 2.15. Additional Events of Default. Section 8.1(h) is hereby amended by replacing all references therein to the amount of "$100,000,000" to "$125,000,000."

         Section 2.16. Amendments to Statutes and Regulations. Section 10.16 of the Original Agreement is hereby amended by adding the following sentence at the end thereof:

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                  "Unless the context otherwise requires or unless otherwise provided herein, the references in this Agreement to a particular statute, rule or regulation also refer to and include all amendments, supplements and other modifications to such statute, rule or regulation."

         Section 2.17. Disclosure Schedule. Paragraph 6 of the Disclosure Schedule to the Original Agreement is hereby amended by adding the name of the following Subsidiary thereto:

                  Canadian Mustang Energy Inc.

         Section 2.18. Tranche A Notes. Each Tranche A Note (and the form of Tranche A Note attached as Exhibit A-1 to the Original Agreement) are hereby amended by deleting the proviso at the end of the first sentence of the fourth paragraph thereof which reads as follows: "; provided that if an Event of Default has occurred and is continuing, such Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day". Each Tranche A Note (and the form of Tranche A Note attached as Exhibit A-1 to the Original Agreement) are hereby further amended by deleting the proviso at the end of the third sentence of the fourth paragraph thereof which reads as follows: "; provided that if an Event of Default has occurred and is continuing, such Loan shall bear interest on each day outstanding at the applicable Default Rate in effect on such day."

         Section 2.19. Tranche B Notes. Each Tranche B Note (and the form of Tranche B Note attached as Exhibit A-2 to the Original Agreement) are hereby amended by deleting the proviso at the end of the first sentence of the fourth paragraph thereof which reads as follows: "; provided that if an Event of Default has occurred and is continuing, such Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day." Each Tranche B Note (and the form of Tranche B Note attached as Exhibit A-2 to the Original Agreement) are hereby further amended by deleting the proviso at the end of the third sentence of the fourth paragraph thereof which reads as follows: "; provided that if an Event of Default has occurred and is continuing, such Loan shall bear interest on each day outstanding at the applicable Default Rate in effect on such day."

         Section 2.20. US Swing Note. The US Swing Note (and the form of US Swing Note attached as Exhibit A-3 to the Original Agreement) are hereby amended by deleting the proviso at the end of the first sentence of the fourth paragraph thereof which reads as follows: "; provided that if an Event of Default has occurred and is continuing, such Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day."

         Section 2.21. Competitive Bid Notes. Each Competitive Bid Note issued under the US Agreement (and the form of Competitive Bid Note attached as Exhibit L to the Original Agreement) are hereby amended by deleting the proviso at the end of the first sentence of the fifth paragraph thereof which reads as follows:
"; provided that if an Event of Default has occurred and is continuing, such Competitive Bid Loan shall bear interest on each day outstanding at the applicable Default Rate in effect on such day."


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                                          Third Amendment to US Credit Agreement

                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when:

         (a) US Agent shall have received all of the following, at US Agent's office, duly executed and delivered and in form and substance satisfactory to US Agent, all of the following:

                  (i) this Amendment executed by US Borrower, US Agent and US Required Lenders; provided that the amendment set forth in Section 2.3 hereof, insofar as it applies to the Tranche A Notes, and in Section
         2.18 hereof shall become effective only when executed and delivered by all Tranche A Lenders, the amendment set forth in Section 2.3 hereof, insofar as it applies to the Tranche B Notes, and in Section 2.19 hereof shall become effective only when executed and delivered by all Tranche B Lenders, the amendment set forth in Section 2.3 hereof, insofar as it applies to the US Swing Note, and in Section 2.20 hereof shall become effective only when executed and delivered by the US Swing Lender, and the amendment set forth in Section 2.3 hereof, insofar as it applies to any Competitive Bid Note, and in Section 2.21 hereof shall become effective only when executed and delivered by the holder of such Competitive Bid Note; and provided further that the amendment set forth in Section 2.4 of this Amendment shall become effective only when executed and delivered by all US Lenders.

                  (ii) a certificate of the Senior Vice President - Finance or the Treasurer of US Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (ii) that no Default exists at and as of such date.

         (b) US Borrower shall have paid, in connection with such US Loan Documents, all fees and reimbursements to be paid to US Agent pursuant to any US Loan Documents, or otherwise due US Agent and including fees and disbursements of US Agent's attorneys.


                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of US Borrower. In order to induce each US Lender to enter into this Amendment, US Borrower represents and warrants to each US Lender that:

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                                          Third Amendment to US Credit Agreement

         (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the US Agreement.

         (b) US Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the US Agreement. US Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of US Borrower hereunder.

         (c) The execution and delivery by US Borrower of this Amendment, the performance by US Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of US Borrower, or
(C) any agreement, judgment, license, order or permit applicable to or binding upon US Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of US Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by US Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         (d) When duly executed and delivered, each of this Amendment and the US Agreement will be a legal and binding obligation of US Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.


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                                          Third Amendment to US Credit Agreement

         (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2000 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of March 31, 2001 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each US Lender. Since such dates no material adverse change has occurred in the Consolidated financial condition or businesses of US Borrower.


                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement and the US Notes as hereby amended are hereby ratified and confirmed in all respects. The US Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the US Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of US Lenders under the US Agreement or any other US Loan Document nor constitute a waiver of any provision of the US Agreement or any other US Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of US Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by US Borrower or any Restricted Person hereunder or under the US Agreement to any US Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, US Borrower under this Amendment and under the US Agreement.

         Section 5.3. US Loan Documents. This Amendment is a US Loan Document, and all provisions in the US Agreement pertaining to US Loan Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.



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                                          Third Amendment to US Credit Agreement
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         THIS AMENDMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.



                                          Third Amendment to US Credit Agreement

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                                          DEVON ENERGY CORPORATION
                                          US Borrower


                                          By:  /s/  William T. Vaughn
                                               -------------------------------
                                               William T. Vaughn
                                               Senior Vice President - Finance

                                          BANK OF AMERICA, N.A.,
                                          Administrative Agent, US LC Issuer
                                          and Lender


                                          By:  /s/  James R. Allred
                                               -------------------------------
                                               Name:  James R. Allred
                                               Title: Managing Director

                                          BANK OF MONTREAL
                                          Lender


                                          By:  /s/  J. B. Whitmore
                                               -------------------------------
                                               Name:  J. B. Whitmore
                                               Title: Managing Director

                                          BANK ONE, NA
                                          Lender


                                          By:  /s/  Ronald L. Dierker
                                               -------------------------------
                                               Name:  Ronald L. Dierker
                                               Title: Director, Capital Markets

                                          THE CHASE MANHATTAN BANK
                                          Lender


                                          By:  /s/  Russell A. Johnson
                                               -------------------------------
                                               Name:  Russell A. Johnson
                                               Title: Vice President



                                          Third Amendment to US Credit Agreement

                                            UMB BANK
                                            Lender


                                            By:  /s/  Richard J. Lehrter
                                                 -------------------------------
                                                 Name:  Richard J. Lehrter
                                                 Title: Community Bank President

                                            FIRST UNION NATIONAL BANK
                                            Lender


                                            By:  /s/  David Humphreys
                                                 -------------------------------
                                                 Name:  David Humphreys
                                                 Title: Vice President

                                            TORONTO-DOMINION (TEXAS), INC.
                                            Lender


                                            By:  /s/  Debbie A. Greene
                                                 -------------------------------
                                                 Name:  Debbie A. Greene
                                                 Title: Vice President

                                            WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                            Lender


                                            By:  /s/  Salvatore Battinelli
                                                 -------------------------------
                                                 Name:  Salvatore Battinelli
                                                 Title: Managing Director,
                                                        Credit Dept.


                                            By:  /s/  Water T. Duffy III
                                                 -------------------------------
                                                 Name:  Walter T. Duffy III
                                                 Title: Associate Director

                                            THE BANK OF NEW YORK
                                            Lender


                                            By:  /s/  Raymond J. Palmer
                                                 -------------------------------
                                                 Name:  Raymond J. Palmer
                                                 Title: Vice President


                                          Third Amendment to US Credit Agreement

                                            ROYAL BANK OF CANADA
                                            Lender


                                            By:  /s/  Tom J. Oberaigner
                                                 -------------------------------
                                                 Name:  Tom J. Oberaigner
                                                 Title: Senior Manager

                                            SUNTRUST BANK, ATLANTA
                                            Lender


                                            By:  /s/  David J. Edge
                                                 -------------------------------
                                                 Name:  David J. Edge
                                                 Title: Director

                                            MORGAN GUARANTY TRUST COMPANY OF NEW
                                            YORK
                                            Lender


                                            By:  /s/    Russell A. Johnson
                                                 ------------------------------
                                                 Name:  Russell A. Johnson
                                                 Title: Vice President

                                            CITIBANK, N.A.
                                            Lender


                                            By:  /s/  Lydia G. Junek
                                                 -------------------------------
                                                 Name:  Lydia G. Junek
                                                 Title: Attorney-in-fact

                                            DEUTSCHE BANK AG NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH
                                            Lender

                                            By:  /s/  Michael E. Keating
                                                 -------------------------------
                                                 Name:  Michael E. Keating
                                                 Title: Managing Director

                                            By:  /s/  Joel Makowsky
                                                 -------------------------------
                                                 Name:  Joel Makowksy
                                                 Title: Vice President



                                          Third Amendment to US Credit Agreement

                                            CIBC, INC.
                                            Lender


                                            By:  /s/  Nora Q. Catiis
                                                 -------------------------------
                                                 Name:  Nora Q. Catiis
                                                 Title: Authorized Signatory

                                            ABN AMRO BANK, N.V.
                                            Lender


                                            By:  /s/  Frank R. Russo, Jr.
                                                 -------------------------------
                                                 Name:  Frank R. Russo, Jr.
                                                 Title: Group Vice President


                                            By:  /s/  Dana Montgomery
                                                 -------------------------------
                                                 Name:  Dana Montgomery
                                                 Title: Vice President

                                            BAYERISCHE LANDESBANK GIROZENTRALE,
                                            CAYMAN ISLANDS BRANCH
                                            Lender


                                            By:  /s/  Hereward Drummond
                                                 -------------------------------
                                                 Name:  Hereward Drummond
                                                 Title: Senior Vice President


                                            By:  /s/  James H. Boyle
                                                 -------------------------------
                                                 Name:  James H. Boyle
                                                 Title: Vice President

                                            THE FUJI BANK, LIMITED
                                            Lender


                                            By:  /s/  Jacques Azagury
                                                 -------------------------------
                                                 Name:  Jacques Azagury
                                                 Title: Senior Vice President &
                                                        Manager



                                          Third Amendment to US Credit Agreement

                                            CREDIT LYONNAIS NEW YORK BRANCH
                                            Lender


                                            By:  /s/  Jacques Busquet
                                                 -------------------------------
                                                 Name:  Jacques Busquet
                                                 Title: Executive Vice President

                                            BANK OF TOKYO - MITSUBISHI LTD.
                                            HOUSTON AGENCY
                                            Lender


                                            By:  /s/  K. Glasscock
                                                 -------------------------------
                                                 Name:  K. Glasscock
                                                 Title: Vice President & Manager


                                          Third Amendment to US Credit Agreement

                             COMPLIANCE CERTIFICATE

                            DEVON ENERGY CORPORATION



         Reference is made to that certain Third Amendment to US Credit Agreement dated as of July 31, 2001 (the "Third Amendment"), among Devon Energy Corporation ("US Borrower") and Bank of America, N.A., individually and as administrative agent ("US Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Third Amendment and which are used but not defined herein shall have the meanings given them in the Third Amendment. The undersigned, William T. Vaughn and Dale Wilson, do hereby certify that they have made a thorough inquiry into all matters certified herein and, based upon such inquiry, experience, and the advice of counsel, do hereby further certify that:

         1. They are the duly elected, qualified, and acting Senior Vice President-Finance and Treasurer, respectively, of US Borrower.

         2. All representations and warranties made by any Restricted Person in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Third Amendment) as if such representations and warranties had been made as of the date hereof.

         3. No Default exists on the date hereof.

         4. Each Restricted Person has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.

         IN WITNESS WHEREOF, this instrument is executed by the undersigned as of July 31, 2001.




                                /s/  William T. Vaughn
                                ------------------------------------------------
                                William T. Vaughn, Senior Vice President-Finance



                                /s/  Dale Wilson
                                ------------------------------------------------
                                Dale Wilson, Treasurer